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Exhibit 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") by Kirby Corporation (the "Company"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ JOSEPH H. PYNE
                                   -------------------------------------
                                   Joseph H. Pyne
                                   President and Chief Executive Officer

                                   /s/ NORMAN W. NOLEN
                                   -------------------------------------
                                   Norman W. Nolen
                                   Executive Vice President, Treasurer
                                      and Chief Financial Officer

Dated: November 11, 2003

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